Fair Value Measurement on a Recurring Basis - Fair Value of Forward Sale Securities - CANTOR EQUITY PARTNERS II, INC. (Details) - CANTOR EQUITY PARTNERS II, INC. - USD ($)	3 Months Ended	12 Months Ended
	Mar. 31, 2026	Dec. 31, 2025
Fair Value, Net Derivative Asset (Liability) Measured on Recurring Basis, Unobservable Input Reconciliation [Roll Forward]
Balance	$ (4,608,560)	$ 0
Change in valuation inputs or other assumptions	1,625,060	(4,608,560)
Balance	$ (2,983,500)	$ (4,608,560)